Clough Funds Trust	Clough Global Long/Short Fund Investor Class: CLOAX | Class A: CLOVX | Class C: CLOCX | Class I: CLOIX
Summary Prospectus | February 28, 2023

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.cloughglobal.com/regulatory-reports/. You may also obtain this information at no cost by calling 1-855-425-6844 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2023, along with the Fund’s most recent annual report dated October 31, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Fund seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING AND REDEEMING SHARES” at page 14 of this Prospectus and “PURCHASE & REDEMPTION OF SHARES” at page 30 of the Fund’s Statement of Additional Information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or Example below.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None(1)	1.00%(2)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Dividend and Interest Expense on Short Sales	0.28%	0.27%	0.26%	0.27%
Shareholder Services Fees	0.10%	0.10%	None	None
Other Fund Expenses	1.02%	1.46%	1.17%	1.22%
Total Other Expenses	1.30%	1.46%	1.43%	1.49%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.77%	2.93%	3.55%	2.61%
Fee Waiver and/or Expense Reimbursement(4)	(1.00%)	(1.04%)	(1.02%)	(1.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.77%	1.89%	2.53%	1.54%

(1)

You may purchase Class A shares in amounts of $1 million or more without paying an initial sales charge, but if you redeem those shares within 12 months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 1.00%.

(2)	On Class C shares redeemed within 12 months of purchase.

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(4)

Pursuant to a letter agreement with the Fund, Clough Capital Partners L.P. (the “Adviser”) has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% through February 28, 2024. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed under this letter agreement if such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Trustees.

Example

This Example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver and/or expense reimbursements shown in the Annual Fund Operating Expenses table are only reflected for the length of the expense commitment in each time period shown below.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your cost would be:
Investor Class Shares	$180	$764	$1,375	$3,022
Class A Shares	$731	$1,314	$1,921	$3,549
Class C Shares	$356	$994	$1,753	$3,747
Class I Shares	$157	$709	$1,289	$2,861

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses if you did not redeem your shares:
Investor Class Shares	$180	$764	$1,375	$3,022
Class A Shares	$731	$1,314	$1,921	$3,549
Class C Shares	$256	$994	$1,753	$3,747
Class I Shares	$157	$709	$1,289	$2,861

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary. The Example does not reflect any commissions and/or other compensation that may be paid to financial intermediaries for transactions in Class I Shares.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 244% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective primarily by taking long positions and short positions in equity securities in both U.S. and non-U.S. markets. The Fund invests primarily in a broad selection of global equity securities, including preferred stocks. Depending on the Adviser’s outlook, the Fund may, at times, be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world, including securities of multinational companies. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized or located outside the United States, issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States), and, in the case of an exchange-traded fund (“ETF”), where a majority of the securities in which the ETF invests have the foregoing characteristics, will represent at least 40% of the Fund’s net assets. Multinational companies include those organized or located in the United States that do a substantial amount of business outside the United States. Investments in non-U.S. markets will be made primarily through securities such as common shares, depositary receipts and registered investment companies (including ETFs). The Fund may also use derivatives, such as swaps and participation notes, in order to gain access to foreign markets. In addition to the Fund’s primary investment strategy, the Adviser may employ currency strategies across foreign markets, including developing/emerging markets (countries that are included in the MSCI Emerging Markets Index), using derivatives, such as forward foreign currency contracts, futures, and swaps, to seek to hedge against foreign exchange risk. The Fund will use a variety of investment techniques designed to capitalize on declines in the market prices of equity securities or declines in market indices based on the Adviser’s investment outlook, including by taking long and short positions. Short positions will generally not exceed 50% of the Fund’s net assets. The Fund’s net equity exposure (measured as the market value of long positions minus the market value of short positions) is expected to range between 50%-100% of the Fund’s net assets. A higher net exposure generally reflects the Adviser’s belief there are relatively better investment opportunities in securities that it expects to appreciate in value than in securities it expects to decline in value (and may also indicate that the Adviser has a relatively positive view of equity markets), while a lower net exposure generally reflects the reverse, although in each case other factors could also cause the Adviser to choose to increase or decrease the Fund’s net exposure.

The Fund generally seeks to limit volatility in returns to below that of broad global equity indices such as the MSCI All-Country World Index, as measured by the standard deviation (the average deviation of a return series from its mean). The Adviser may employ various hedging strategies for return generation, or to express a specific view on an industry or individual company (including through investments in ETFs, options on securities, and options on stock indices) and other techniques (for example, by utilizing short positions and by managing currency hedging exposure, derivative positions, cash balances and U.S. Treasury securities investments as a means to seek to reduce portfolio volatility) in an effort to limit the Fund’s exposure to declines in markets, regions, industries and/or individual securities. The Fund may invest in issuers of any capitalization and size. Generally, securities will be purchased or sold by the Fund on securities exchanges and in the over-the-counter (OTC) market. However, the Fund may hold securities that are illiquid or that are only infrequently traded. More information regarding illiquid securities is included in the prospectus in the section entitled

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“More on the Fund’s Investments and Related Risks – Illiquid Investments” and in the SAI in the section entitled “Other Practices – Illiquid Securities.”

The Adviser may, from time to time, invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal and corporate bonds and bank accounts.

Investment Selection

The Fund seeks to achieve its investment objective by applying a fundamental research-driven investment process. The Adviser believes that attractive investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by the Adviser. Once attractive themes are identified, the Adviser generally utilizes a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes, as well as companies that the Adviser believes may be vulnerable in light of these themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. Issuers with strengths in these areas (or in such other areas that the Adviser determines are relevant) may be attractive opportunities for long investments. Conversely, issuers facing profit headwinds, balance sheet weaknesses, competitive pressures or adverse regulatory changes, among other challenges, may present attractive opportunities as short positions when the Adviser believes their value is likely to decline over some period of time.

Under the Fund’s theme-oriented investment approach, investment positions may be focused in only a relatively small number of sectors. The Fund will seek to broadly invest its assets within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets at the time of investment. (Investments in ETFs may exceed 5% of total assets at the time of investment.)

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. The principal risks are listed below in alphabetical order, not in order of importance. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, including the counterparty to an OTC derivatives contract, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency Strategies Risk. The success of the Fund’s currency strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology. There can be no assurance that the Adviser’s analysis and methodology will be successful, as this will ultimately depend on many different factors. If these strategies prove unsuccessful, losses to the Fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of its currency strategies, the Fund will have substantial exposure to the risks of non-U.S. currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies could cause lower returns or even losses to the Fund. Although the Adviser seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Depositary Receipts Risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk. The Fund’s use of derivatives (which may include forward foreign currency contracts, futures, participation notes, options on securities, options on stock indices, and swaps) may reduce the Fund’s returns and/or increase the volatility of the Fund’s net asset value. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including liquidity risk, interest rate risk, counterparty risk, market risk, credit risk and management risk.

Developing/Emerging Markets Risk. Developing/emerging markets (countries that are included in the MSCI Emerging Markets Index) have been more volatile than the markets of developed countries with more mature economies. To the extent that the Fund invests in issuers located in developing/emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments.

Equity Security and Stock Market Risk. The Fund is affected by how the stock market performs. Equity securities fluctuate in price based on changes in the issuer’s financial condition, as well as market and economic conditions. When stock prices fall, you should expect the value of your investment to fall. Equity or equity-related securities generally have greater price volatility than fixed income securities.

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Focus Risk. To the extent that the Fund focuses its investments in particular asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those asset classes or sectors will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may fluctuate more widely than if the Fund were invested more evenly across asset classes or sectors of the economy.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing its full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities. To the extent the Fund invests in securities of emerging market issuers, foreign investment risks are greater in emerging markets than in more developed markets. Investments in emerging markets are often considered speculative.

Hedging Risk. Because the Fund may invest in derivative instruments and ETFs to hedge against foreign currency and/or equity market exposure, the Fund faces the risk that its hedging strategies may not perform as intended. In addition, while the hedging strategies may offset losses, they also may offset gains and typically involve expenses.

Investment Companies Risk. Because the Fund may invest in investment companies, such as ETFs and closed- and open-end mutual funds, the Fund’s performance will be directly related to the performance of the investment companies. To the extent that a given investment company underperforms its benchmark or its fund peer group, it may contribute to the underperformance by the Fund. In addition, the Fund indirectly pays a portion of the expenses incurred by the investment companies, which lowers the Fund’s performance. To the extent that the Fund’s allocations favor investment companies with higher expenses, the overall cost of investing paid by the Fund will be higher. Also, because shares of ETFs and closed-end funds trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Investment Themes Risk. The Fund’s investment program depends on the Adviser’s identification and development of global or regional investment themes, and the Fund’s performance may suffer if such themes, which can be inherently challenging to identify, are not well identified, or do not unfold as anticipated. Failure to correctly identify or develop the themes that will guide the Fund’s portfolio investments, or the failure of a theme to unfold in the way the Adviser anticipates, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political developments that are the basis of investment themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities. A high portfolio turnover rate (such as 100% or more) may result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. A high portfolio turnover rate may also result in an increase in taxable capital gains distributions to the Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stock. In market environments where interest rates are rising, issuers may be less willing or able to make payments on securities when due. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities and are subordinated in right of payments to debt obligations. A preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer of the stock, as well as market and economic conditions.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection Risk. The securities in the Fund’s portfolio may decline in value. The Adviser’s analysis and portfolio management practices may not achieve the desired results.

Short Sale Risk. If the Fund sells a security, including an ETF or a basket of securities short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

Small- to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

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Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for the period prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser since its inception and was reorganized into the Fund on September 30, 2015, the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund, and, except as noted below, has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund’s performance would have been higher for that period. Performance information for Investor Class and Class C has been adjusted to reflect Rule 12b-1 fees and shareholder servicing fees, as applicable.

Prior to December 1, 2017, Investor Class shares were designated as “Class A” shares, and carried a maximum initial sales charge of 5.50%. In addition, certain purchases of Investor Class shares (then known as “Class A” shares) made before December 1, 2017 were subject to a contingent deferred sales charge (“CDSC”) if such shares were redeemed within one year, with certain exceptions. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If such sales charges were included, the returns would be lower. The table compares the Fund’s average annual return for the stated period to two broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.cloughglobal.com or by calling 855.425.6844.

Annual Total Returns (years ended 12/31)
Investor Class Shares

Best Quarter:	June 30, 2020	15.69%
Worst Quarter:	December 31, 2018	(14.11%)

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund and do not reflect the maximum initial sales charge of 5.5% imposed on such shares (then known as “Class A” shares) purchased prior to December 1, 2017 or any redemptions of Class A shares purchased before December 1, 2017 that were subject to a CDSC. After-tax returns for Class C shares, Class A shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (December 31, 2014)
Investor Class Shares
Return Before Taxes	(27.00%)	(1.40%)	0.64%
Return After Taxes on Distributions	(27.00%)	(2.27%)	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	(15.99%)	(1.07%)	0.47%
Class A Shares
Return Before Taxes	(31.40%)	(2.61%)	(0.39%)
Class C Shares
Return Before Taxes	(28.63%)	(2.23%)	(0.10%)
Class I Shares
Return Before Taxes	(27.23%)	(1.25%)	0.60%
MSCI All-Country World Index (reflects no deduction for fees, expenses or taxes)	(17.96%)	5.75%	7.29%
HFRI Equity Hedge Index (reflects no deduction for fees, expenses or taxes)*	(10.13%)	4.55%	5.01%

*

The HFRI Equity Hedge Index shows how the Fund’s performance compares against the returns of similar investments. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of filing, but is subject to change outside of the control of the Fund and its affiliates.

INVESTMENT ADVISER

Clough Capital Partners L.P. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Charles I. Clough, Jr., Chairman and Co-Chief Investment Officer of the Adviser, has been a co-portfolio manager of the Fund since inception in September 2015.

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PURCHASE AND SALE OF FUND SHARES

The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases and redemptions can be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Intentionally Left Blank.